UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004 (September 5,
                                                  2003)




                                   SHAVA, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





Nevada                                            94-3391035
(State or other jurisdiction of                   (I.R.S. Employer
 Incorporation or organization)                   Identification No.)

4878 Ronson Court
San Diego, California                                 92111
(Address of Principal Executive Office)           (Zip Code)

                            (858) 243-2615
                      (Issuer's Telephone Number)






                  1000 G Street 2nd Floor, Sacramento, CA 95814
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)

The purpose of this current report on Form 8-K is to report a change in control of the Company and to change the Company's Certifying Accountant .


ITEM 1.  Changes in Control of Registrant

On September 5, 2003, Roger E. Pawson, made a cash payment to two shareholders of Shava, Inc. (the "Company"), in the amount of seventeen thousand five hundred dollars ($17,500), in exchange for 3,100,000 shares of the Company's restricted Common Stock, transferred pursuant to Section 4(1) of the Securities Act of 1933, as amended. These shares, representing a controlling interest in the Company, were acquired from the two existing shareholders of the Company, specifically William F. Webster and Kathy Tkachuk.

The purpose of the transaction was to effect a change of control of the Company to Mr. Pawson. As of the date of this filing, Mr. Pawson directly beneficially owns one hundred percent (100%) of the issued and outstanding common stock of the Company.


Subsequent to this transaction, William F. Webster, one of the Company's two Directors and the sole Officer, and Todd Tkachuk, the Company's other Director, appointed Mr. Pawson as an additional Director. Immediately after such appointment, Mr. Webster and Mr. Tkachuk both tendered their resignations, which the Company then accepted, leaving Mr. Pawson to serve as the Company's sole Officer and Director.

The Company's executive offices have been relocated to 4878 Ronson Court, San Diego, California, 92111. The telephone number is (858) 243-2615.


ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 13, 2004 the Company notified Larry Legel, CPA that they were being dismissed as the Company's independent auditors.

Larry Legel, CPA performed the audit for the period ended December 31, 2001. The former accountants' report for the fiscal year ended December 31, 2001 contained uncertainties as to the ability of the Company to continue as a going concern. Neither contained any adverse opinion or a disclaimer of opinion, or was qualified.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the decision two dismiss as the Company's independent auditors, there were no disagreements with Larry Legel, CPA with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.

ITEM 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 13, 2004, the Company's board of directors approved the engagement of the firm of Lawrence Scharfman & Co., CPA, PA located at 9608 Honey Bell Circle, Boynton Beach, FL 33437, as the Company's independent auditors. Such appointment was accepted by Lawrence Scharfman of the firm.

During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Lawrence Scharfman & Co., CPA, PA, the Company, or someone on the Company's behalf, had not consulted Lawrence Scharfman & Co., CPA, PA regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

On May 7, 2004 the Company provided Larry Legel, CPA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------------     --------------------
16.1              Larry Legel, CPA letter regarding change of accountant.




                                   SIGNATURES


In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  SHAVA, INC.,
                              A Nevada Corporation
                            -------------------------
                                  (Registrant)

                       By: /s/ Roger E. Pawson
                           ------------------------------------------
                              Roger E. Pawson, Sole Officer and Director

Date: May 7, 2004